EXHIBIT 23.01


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS
                    -----------------------------------------


  As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement of our report dated February 18, 1998, included in American Biogenetic Sciences, Inc.'s Form 10-K for the year ended December 31, 1997, and to all references to our firm included in this Registration Statement.


                                                    Arthur Andersen LLP
  Melville, New York
  July 16, 1998